EXHIBIT (10)(P)
                       ALLTEL CORPORATION
                          THRIFT PLAN
                  (January 1, 1994 Restatement)

                               TABLE OF CONTENTS


                                                                      Page

PREAMBLE                                                                1

ARTICLE I    DEFINITIONS  2

1.01     Active Participant ............................................2
1.02     Authorized Leave of Absence....................................2
1.03     Beneficiary ...................................................2
1.04     Board of Directors.............................................2
1.05     Code...........................................................2
1.06     Committee......................................................2
1.07     Company........................................................3
1.08     Compensation...................................................3
1.09     Controlled Group...............................................4
1.10     Effective Date.................................................4
1.11     Eligible Employee..............................................4
1.12     Employee........................................... ...........4
1.13     Employer.......................................................5
1.14     Employer Contribution..........................................5
1.15     ERISA..........................................................5
1.16     Highly Compensated Employee....................................5
1.17     Hour of Service................................................8
1.18     Investment Fund................................................8
1.19     Matched Salary Deferral Contributions..........................8
1.20     Nonhighly Compensated Employee.................................8
1.21     Normal Retirement Age..........................................8
1.22     Participant....................................................8
1.23     Plan...........................................................9
1.24     Plan Administrator.............................................9
1.25     Plan Year......................................................9
1.26     Prior Plan.....................................................9
1.27     Reemployment Commencement Date.................................9
1.28     Rollover Contribution..........................................9
1.29     Salary Deferral Contribution...................................9
1.30     Separate Account...............................................9
1.31     Settlement Date.............................................. 10
1.32     Special Loan Investment Fund................................. 10
1.33     Spouse....................................................... 10
1.34     Sub-Account.................................................. 10
                                       (i)

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1.35     Total and Permanent Disability............................... 10
1.36     Trust........................................................ 10
1.37     Trust Agreement.............................................. 11
1.38     Trustee...................................................... 11
1.39     Trust Fund................................................... 11
1.40     Unmatched Salary Deferral Contributions...................... 11
1.41     Valuation Date............................................... 11

ARTICLE II ADMINISTRATION 12

2.01     Plan Administrator........................................... 12
2.02     Allocation of Authority and Responsibility Among
         Named Fiduciaries............................................ 12
2.03     Rights, Powers and Duties of the Plan Administrator.......... 12
2.04     Discharge of Duties.......................................... 13
2.05     Indemnification.............................................. 14
2.06     Compensation and Expenses.................................... 14
2.07     Committee.................................................... 14
2.08     Administrative Expenses...................................... 15

ARTICLE III GENERAL PROVISIONS 16

3.01     Adoption of the Plan by Other Employers...................... 16
3.02     No Contract of Employment.................................... 16
3.03     Restrictions Upon Assignments and Creditor's Claims.......... 16
3.04     Facility of Payment.......................................... 17
3.05     Restriction of Claims Against Trust.......................... 17
3.06     Benefits Payable from Trust.................................. 17
3.07     Merger and Transfer of Assets or Liabilities................. 17
3.08     Applicable Law............................................... 17
3.09     Reversion of Employer Contributions.......................... 18

ARTICLE IV CLAIMS PROCEDURES                                           19

4.01     Claim for Benefits........................................... 19
4.02     Review....................................................... 19

ARTICLE V AMENDMENT AND TERMINATION                                    21

5.01     Amendment and Termination of the Plan........................ 21
5.02     Procedure Upon Termination................................... 21
                                   (ii)

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5.03     Non-Forfeitability Upon Termination of Plan.................. 22
5.04     Reorganization............................................... 22
5.05     Withdrawal of an Employer.................................... 23

ARTICLE VI TRUST AGREEMENT AND TRUST FUND                              24

6.01     Trust Agreement and Trust Fund............................... 24
6.02     Irrevocability............................................... 24
6.03     Benefits Payable Only from Trust Fund........................ 24
6.04     Optional Provision for Benefits.............................. 24
6.05     Commingling Authorized....................................... 25

ARTICLE VII LIMITATIONS ON CONTRIBUTIONS                               26

7.01     Definitions.................................................. 26
7.02     Code Section 402(g) Limit.................................... 29
7.03     Distribution of Excess Deferrals............................. 29
7.04     Limitation on Salary Deferral Contributions of Highly
         Compensated Employees........................................ 30
7.05     Distribution of Excess Salary Deferral Contributions......... 31
7.06     Limitation on Matching Contributions of Highly
         Compensated Employees........................................ 32
7.07     Distribution of Excess Contributions......................... 33
7.08     Multiple Use Limitation...................................... 34
7.09     Determination of Income or Loss.............................. 34
7.10     Code Section 415 Limitations on Crediting of
         Contributions and Forfeitures................................ 34
7.11     Coverage Under Other Qualified Defined Contribution Plan..... 35
7.12     Coverage Under Qualified Defined Benefit Plan................ 35
7.13     Scope of Limitations......................................... 36
7.14     Separate Testing............................................. 36

ARTICLE VIII TOP-HEAVY PROVISIONS                                      37

8.01     Definitions.................................................. 37
8.02     Applicability................................................ 39
8.03     Minimum Employer Contribution................................ 40
8.04     Coordination with Other Plans................................ 40
8.05     Adjustments to Section 415 Limitations....................... 40
8.06     Accelerated Vesting.......................................... 41

                                   (iii)

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ARTICLE IX SERVICE 42

9.01     Hour of Service...............................................42
9.02     Department of Labor Rules.................................... 42

ARTICLE X ELIGIBILITY AND PARTICIPATION                                43

10.01    Eligibility.................................................. 43
10.02    Participation................................................ 43
10.03    Termination and Rehiring..................................... 43
10.04    Duration of Participation.................................... 43

ARTICLE XI INVESTMENT FUNDS, ACCOUNTING, AND SEPARATE ACCOUNTS         45

11.01    Investment Funds............................................. 45
11.02    Participant Loans............................................ 45
11.03    Special Loan Investment Fund................................. 45
11.04    Participant Investment Elections............................. 45
11.05    Change of Investment Elections............................... 46
11.06    Transfers Among Investment Funds............................. 46
11.07    Allocation of Earnings or Losses to Separate Accounts........ 46
11.08    Separate Accounts............................................ 47
11.09    Sub-Accounts................................................. 47

ARTICLE XII SALARY DEFERRAL CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS   48

12.01    Salary Deferral Contributions................................ 48
12.02    Amount of Salary Deferral Contributions...................... 48
12.03    Changes in Salary Reduction Agreement........................ 48
12.04    Suspension of Salary Deferral Contributions.................. 48
12.05    Resumption of Salary Deferral Contributions.................. 49
12.06    Delivery of Salary Deferral Contributions.................... 49
12.07    Limitations on Salary Deferral Contributions................. 49
12.08    Rollover Contributions....................................... 49

ARTICLE XIII EMPLOYER CONTRIBUTIONS AND ALLOCATIONS                    51

13.01    Employer Contributions....................................... 51

                                   (iv)

13.02    Timing of Employer Contributions............................. 51
13.03    Allocation of Employer Contributions......................... 51
13.04    Limitations on Employer Contributions........................ 53

ARTICLE XIV DISTRIBUTIONS                                              54

14.01    Distributions................................................ 54
14.02    Distributions to Beneficiaries.......................... .... 54
14.03    Provision Pursuant to Section 401(a)(9) of the Code.......... 55
14.04    Provision Pursuant to Section 401(a)(14) of the Code......... 55
14.05    Administrative Powers Relating to Payments................... 56
14.06    Reemployment................................................. 56

ARTICLE XV FORMS OF PAYMENT                                            57

15.01    Method of Distribution....................................... 57
15.02    Consent and Timing........................................... 57
15.03    Notice Regarding Distribution................................ 58
15.04    Small Benefit Cash-Out....................................... 58
15.05    Payment to Estate............................................ 59
15.06    Direct Rollover Requirements................................. 59
15.07    Valuation Date............................................... 60
15.08    Form of Election............................................. 60

ARTICLE XVI VESTING                                                    61

16.01    Full Vesting................................................. 61
16.02    Election of Former Vesting Schedule.......................... 61

ARTICLE XVII BENEFICIARIES                                             62

17.01    Designation of Beneficiary................................... 62
17.02    Spousal Consent Requirements................................. 62
17.03    No Beneficiary............................................... 62
17.04    Reliance..................................................... 63

ARTICLE XVIII LOANS                                                    64

18.01    Application for Loan......................................... 64
18.02    Reduction of Account Upon Distribution....................... 64
18.03    Requirements to Prevent a Taxable Distribution............... 65
                                    (v)

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18.04    Administration of Loans...................................... 65
18.05    Default...................................................... 66

ARTICLE XIX IN-SERVICE WITHDRAWALS                                     67

19.01    Withdrawals While Still Employed............................. 67
19.02    Certain Other Withdrawals.................................... 69

ARTICLE XX MERGER OF CERTAIN PLANS INTO THE PLAN                       70

20.01    In General................................................... 70
20.02    Merger of CP National Corporation Incentive Thrift
         Savings Plan................................................. 70
20.03    Merger of Houston Wire & Cable Company Combination
         Profit Sharing and Salary Deferral Plan...................... 71
20.04    Merger of Computer Power, Inc. Retirement Savings Plan....... 71

ARTICLE XXI SPECIAL PROVISIONS AND EFFECTIVE DATES                     73

21.01    Effective Date............................................... 73
21.02    Tax Reform Act of 1986 Effective Dates....................... 73
                                    (iv)

                               ALLTEL CORPORATION
                                  THRIFT PLAN
                         (January 1, 1994 Restatement)


                                    PREAMBLE

The Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates, originally effective as of January 1, 1986, and to be known for periods on and after October 26, 1994 as the ALLTEL Corporation Thrift Plan, is hereby amended and restated in its entirety. The Plan, as amended and restated hereby, is intended to qualify as a profit-sharing plan under Section 401(a) of the Code, and includes a cash or deferred arrangement that is intended to qualify under Section 401(k) of the Code. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Separate Account under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his account on the day immediately preceding the effective date.

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                                   ARTICLE I
                                  DEFINITIONS


Whenever used herein with the initial letter capitalized, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. For purposes of construction of the Plan, the masculine term shall include the feminine and the singular shall include the plural in all cases in which they could thus be applied.

1.01         Active Participant

             Any  Participant  for  whom  Salary  Deferral   Contributions   are
currently being made to the Plan.

1.02         Authorized Leave of Absence

             Any absence from regular employment authorized or excused by the Employer under its standard personnel practices, provided that all persons under similar circumstances shall be treated alike in the granting of such Authorized Leaves of Absence.

1.03         Beneficiary

             The person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire vested interest under the Plan.

1.04         Board of Directors

             The Board of Directors of the Company.

1.05         Code

             The Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

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1.06         Committee

             The committee that may be established pursuant to Section 2.07.

1.07         Company

             For periods on and after October 1, 1994, ALLTEL Corporation, a Delaware corporation, its corporate successors, and the surviving corporation resulting from any merger of ALLTEL Corporation with any other corporation or corporations. For periods on and after January 27, 1992, but before October, 1994, Systematics Information Services, Inc., a Delaware corporation, and its successor or successors. For periods prior to January 27, 1992, Systematics, Inc., an Arkansas corporation, and its successor or successors.

1.08         Compensation

             The sum of:

             (a) the amounts actually paid to an Eligible Employee by the Employer for services rendered as reported on the Eligible Employee's federal income tax withholding statement (Form W-2) or its subsequent equivalent for the applicable calendar year; exclusive however, of any such amounts that would not be subject to tax (for the purposes of the Federal Insurance Contributions Act) under Section 3101(a) of the Internal Revenue Code without the dollar limitation of Section 3121(a)(1) of said Code and exclusive of relocation pay, any non-cash compensation, allowances for cost-of-living, international incentives such as housing allowances and all other extraordinary international incentives; and

             (b) any amounts that would have been includable in the Employee's Compensation as described in (a) above for such calendar year if they had not received special tax treatment because they were deferred by the Eligible Employee under the Plan through a salary reduction agreement pursuant to Section 401(k) of the Code or under a "cafeteria plan" as defined in Section 125 of the Code.

             In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning on or after January 1, 1989 but prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code). In determining the Compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-


                                      -3-

                                      621

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             percent  owner  or  among  the  ten  Highly  Compensated  Employees
             receiving  the  greatest   Compensation  for  the  Plan  Year,  the
             Compensation  of  the  Participant's   spouse  and  of  his  lineal
             descendants who have not attained age 19 as of the close of the Plan Year shall be included as Compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's Compensation as determined prior to application of the family aggregation rules.

1.09         Controlled Group

             An Employer and any and all other corporations, trades, businesses, or organizations, the employees of which together with the employees of the Employer are required, pursuant to the applicable provisions of Section 414(b), (c), or (m) of the Code, to be treated as if they were employed by a single employer.

1.10         Effective Date

             The Plan was originally effective as of January 1, 1986.

1.11         Eligible Employee

             Each Employee of the Employer, except

             (1) an Employee covered by a collective bargaining agreement between an Employer and a representative of such Employee that does not specifically provide for coverage under the Plan,

             (2) any person who is a nonresident alien and who receives no earned income (within the meaning of Section 911(b) of the Code) from the Employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code), or

             (3)       a leased employee.

1.12         Employee

             A person employed by the Controlled Group.

             "Employee" shall include any "leased employee" (as hereinafter defined); provided, however, contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. For purposes of this paragraph, the term "leased employee" means any person who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Internal Revenue Code) on a substantially full-time basis for a period of at least one year, if such services are of a type historically performed by employees in the business field of the Employer. Notwithstanding the foregoing, a leased employee shall not be considered an Employee for any Plan Year if such leased employees constitute less than 20% of the number of the Employer's Nonhighly Compensated Employees within the meaning of Section 414(n)(5)(C)(ii) of the Code and if during such Plan Year the leased employee is covered by a plan described in
             Section 414(n)(5)(B) of the Code. A leased employee is not eligible to participate in the Plan unless he actually becomes an Employee without regard to this paragraph.

1.13         Employer

             Systematics Information Services, Inc., and any other member of the Controlled Group adopting the Plan pursuant to Section 3.01 or any corresponding predecessor provision of the Plan.

1.14         Employer Contribution

             An Employer matching contribution made pursuant to Section 13.01.

1.15         ERISA

             The Employee Retirement Income Security Act of 1974, as the same has been and may be amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.
1.16         Highly Compensated Employee

             For a particular Plan Year, any Employee who, during the preceding Plan Year:

             (a) was at any time a 5 percent owner (as such term is defined in Section 416(i)(1) of the Code);

             (b) received compensation from the Employer or any other member of the Controlled Group, in excess of $75,000 (subject to adjustment annually at the same time and in the same manner as under
                       Section 415(d) of the Code);

             (c) received compensation from the Controlled Group in excess of $50,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code) and was in the top-paid group of Employees for such Plan Year;

             (d) was at any time an officer (limited to no more than 50 Employees or, if less, the greater of 3 Employees or 10 percent of the Employees) and received compensation greater than 50 percent of the amount in effect under
                       Section 415(b)(1)(A) of the Code for such Plan Year; or

             (e) who during the particular Plan Year (but not the prior Plan Year):

                       (1) was at any time a 5 percent owner (as such term is defined in Section 416(i)(1) of the
                                  Code); or

                       (2)        was included in the foregoing  paragraphs (b),
                                  (c) or (d) above and was in the group consisting of the 100 Employees paid the greatest compensation by the Controlled Group during such Plan Year.

             Notwithstanding    the    foregoing,    for    purposes    of   the
             nondiscrimination requirements of the Code, other than Sections 401(k)(3) and 401(m)(2) of the Code, "Highly Compensated Employee" ("HCE") shall be determined as follows:

             (a)       An  Employee  is an HCE under this  provision  if (a) the
                       Employee is a 5-percent owner; (b) the Employee's compensation for the Plan Year exceeds the Section 414(q)(1)(B) of the Code amount; (c) the Employee's compensation exceeds the Section 414(q)(1)(C) of the Code amount for the Plan Year and the Employee is in the top-paid group of employees within the meaning of Section 414(q)(4) of the Code, or (d) the Employee is an officer described in Section 414(q)(1)(D) of the Code.

             (b) The lookback provisions of Section 414(q) of the Code shall not apply to determining HCEs under this provision.

             This simplified method for determining HCEs shall apply on the basis of a snapshot day. In applying this simplified method on a snapshot basis:

             (a) Who is an HCE is determined on the basis of the data as of the snapshot day, except as provided below in (c).

             (b) If the determination of who is an HCE is made earlier than the last day of the Plan Year, the Employee's compensation that is used to determine an Employee's status must be projected for the Plan Year under a reasonable method established by the Company.

             (c) Employees not employed on the snapshot day that are taken into account in testing must be categorized as either HCEs or non-HCEs. In that case, the method described in this section shall be subject to the following modifications. In addition to those Employees who are determined to be HCEs on the Plan's snapshot day, as described above, the Plan shall treat as an HCE an eligible Employee for the Plan Year who:

                       (1) terminated prior to the snapshot day and was an HCE in the prior year;

                       (2) terminated prior to the snapshot day and (i) was a 5-percent owner, (ii) has compensation for the Plan Year greater than or equal to the projected compensation of any Employee who is treated as an HCE on the snapshot day (except for Employees who are HCEs solely because they are 5-percent owners or officers), or (iii) was an officer and has compensation greater than or equal to the projected compensation of any other officer who is an HCE on the snapshot day solely because that person is an officer; or

                       (3) becomes employed subsequent to the snapshot day and (i) is a 5-percent owner, (ii) has compensation for the Plan Year greater than or equal to the projected compensation of any Employee who is treated as an HCE on the snapshot day (except for Employees who are HCEs solely because they are 5-percent owners or officers), or (iii) is an officer and has compensation greater than or equal to the projected compensation of any other officer who is an HCE on the snapshot day solely because that person is an officer.

             In applying this provision, Section 1.414(q)-1T of the Temporary Income Tax Regulations applies to the extent that it is not inconsistent with the methods specifically provided above.

             "Highly Compensated Employee" shall include a former Employee of the Company whose employment with the Controlled Group terminated prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his employment terminated or for any Plan Year ending on or after his 55th birthday.

             If an Employee is a member of the family of a 5-percent owner or one of the 10 Highly Compensated Employees paid the greatest compensation for a Plan Year, then the Employee shall not be considered a separate Employee and any compensation paid to such Employee (and any contribution on behalf of such Employee) shall be treated as if it were paid to (or on behalf of) the 5-percent owner or the Highly Compensated Employee.

           For the purposes of this definition of "Highly Compensated Employee",

             (a) the term "compensation" shall mean an Employee's compensation (within the meaning of Section 415(c)(3) of the Code determined without regard to Sections 125, 402(a)(8) and 402(h)(1)(B) of the Code),

             (b) the term "top-paid group of Employees" shall mean that group of Employees of the Controlled Group consisting of the top 20 percent of such Employees when ranked on the basis of compensation paid by the Controlled Group during the Plan Year and

             (c) the term "family" shall mean an Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants or descendants.

1.17         Hour of Service

             Each hour, if any, that may be credited to a person in accordance with the provisions of Article IX.

1.18         Investment Fund

             Any investment fund maintained or established from time to time under Article XI.

1.19         Matched Salary Deferral Contributions

             A Participant's Salary Deferral Contributions that are not in excess of 6% of his Compensation for the Plan Year, or such other percentage as may be established by the Company with respect to Eligible Employees from time to time.

1.20         Nonhighly Compensated Employee

             Any Employee who is not a Highly Compensated Employee.

1.21         Normal Retirement Age

             The date a Participant attains age 65.

1.22         Participant

             An Eligible Employee who fulfills the eligibility requirements as provided in Article X and who continues to qualify as a Participant in accordance with Section 10.03.

1.23         Plan

             For periods on and after October 26, 1994, the ALLTEL Corporation Thrift Plan, as set forth herein and as may be amended from time to time. For periods prior to October 26, 1994, but on and after January 27, 1992, the Thrift Plan for Employees of Systematics Information Services, Inc. and Participating Employers, as amended from time to time. For periods prior to January 27, 1992, the Thrift Plan for Employees of Systematics, Inc., as amended from time to time.

1.24         Plan Administrator

             The Company, which shall serve pursuant to the terms of Article II. The Company may allocate or delegate any or all of its authority under the Plan to a Committee of no less than three persons.

1.25         Plan Year

             The twelve-month period which begins on the first day of January and which ends on the last day of December.

1.26         Prior Plan

             Any other qualified plan that is merged into the Plan under Article XX.

1.27         Reemployment Commencement Date

             The date on which an Employee first performs an Hour of Service following a termination of employment with the Controlled Group.

1.28         Rollover Contribution

             Any rollover contribution to the Plan made by an Eligible Employee pursuant to Section 12.08.

1.29         Salary Deferral Contribution

             The amount contributed to the Plan on a Participant's behalf by his Employer in accordance with his salary reduction agreement executed pursuant to Article XII.

1.30         Separate Account

             The separate account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust Fund and any Sub-Accounts established thereunder, as provided in Article XI.

1.31         Settlement Date

             The date on which a Participant's interest under the Plan becomes distributable in accordance with Article XIV and Article XV following his termination of service.

1.32         Special Loan Investment Fund

             An Investment Fund described in Section 11.03.

1.33         Spouse

             The person to whom a Participant is legally married at the time in question.

1.34         Sub-Account

             Any of the individual sub-accounts of a Participant's Separate Account that is maintained as provided in Article XI.

1.35         Total and Permanent Disability

             Permanent incapacity resulting in the Participant's being unable to engage in gainful employment at his usual occupation, or any other occupation for which he is reasonably suited by education, training and experience, by reason of any medically demonstrable physical or mental condition, excluding, however, (i) incapacity contracted, suffered or incurred while the Participant was engaged in, or which resulted from having engaged in, a felonious enterprise; (ii) incapacity resulting from or consisting of chronic alcoholism or addiction to drugs of abuse; (iii) incapacity resulting from an intentionally self-inflicted injury or illness; (iv) incapacity contracted, suffered or incurred in the employment of other than the Employer, including self-employment; (v) incapacity resulting from injury or disease incurred while serving in the armed forces of any country and for which a government disability benefit is payable. Notwithstanding the foregoing, the incapacity of a Participant who became an Employee prior to January 1, 1995, may be determined in accordance with the definition of Total and Permanent Disability in effect under the Plan prior to January 1, 1995 to the extent that the definition is more favorable to the Participant.

1.36         Trust

             The trust maintained by the Trustee under the Trust Agreement.

1.37         Trust Agreement

             The agreement between the Company and the Trustee establishing or maintaining the ALLTEL Corporation 401(k) Savings Trust, as amended from time to time.

1.38         Trustee

             The entity or individual or individuals designated under the Trust Agreement and includes and denotes any successor or successor in trust under the Trust Agreement, unless the context clearly indicates a contrary intention.

1.39         Trust Fund

             All cash, securities, real estate, or any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with the income therefrom.

1.40         Unmatched Salary Deferral Contributions

             A Participant's Salary Deferral Contributions in excess of 6% of his Compensation for the Plan Year, or such other percentage as may be established with respect to Eligible Employees from time to time.

1.41         Valuation Date

             The last day of each calendar month and any other date or dates as may be established from time to time by the Plan Administrator.

                                   ARTICLE II
                                 ADMINISTRATION


2.01         Plan Administrator

             The Company shall be the Plan Administrator and shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code.

2.02         Allocation of Authority and Responsibility Among Named Fiduciaries

             The Company, the Plan Administrator, and the Trustee shall be "named fiduciaries" as defined in Section 402(a)(2) of ERISA. The Employers shall have the sole responsibility for making contributions under the Plan as determined by the Company. The Company shall have the sole responsibility for appointing one or more trustees as the Trustee. The Plan Administrator shall have the sole responsibility for the administration of the Plan as provided herein. Except to the extent that an investment manager has been appointed, the Trustee shall have the responsibility for the administration and management of the Trust Fund, in accordance with the provisions of the Trust Agreement. Each named fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, unless inconsistent with applicable law. Each named fiduciary may rely on any direction, information or action of another named fiduciary. It is intended under the Plan that each named fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another fiduciary (including named fiduciaries) if the responsibility or authority of the act or failure to act was not within the scope of the named fiduciary's authority or delegated responsibility. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset values.

2.03         Rights, Powers and Duties of the Plan Administrator

             The Plan Administrator shall have all such powers and authority as may be necessary to discharge its responsibilities under the Plan, including the following rights, powers, and responsibilities:

             (1)       The  Plan   Administrator   shall   administer  the  plan
                       uniformly and consistently with respect to persons who are similarly situated.

             (2) The Plan Administrator shall direct the Trustee in writing to make payments from the Trust Fund to persons who qualify for such payments hereunder. Such written order to the Trustee shall specify the name of the person, his address, and the amount and frequency of such payments.

             (3) The Plan Administrator shall have the sole responsibility for the administration of the Plan; and, except as herein expressly provided, the Plan Administrator shall have the exclusive discretionary power and authority to interpret and construe the provisions of the Plan and to determine any question arising hereunder or in connection with the administration of the Plan, including the remedying of any omission, inconsistency or ambiguity, and its decision or action in respect thereof shall be conclusive and binding upon any and all Participants, Beneficiaries, and their heirs, distributees, executors, administrators and assigns.

             (4) The Plan Administrator shall resolve all questions relating to participation in the Plan and determine the amount, manner, and timing of the payment of benefits under the Plan.

             (5) The Plan Administrator shall maintain such records as it determines are necessary, appropriate, or convenient to properly administer the Plan.

             (6) The Plan Administrator may adopt rules and procedures for the administration of the Plan that are consistent with the terms of the Plan.

             (7) The Plan Administrator may employ such counsel and agents for administrative, clerical, legal, medical, accounting, or other services as it may require in carrying out the provisions of the Plan.

             (8) The Plan Administrator shall prepare and distribute to Participants or their Beneficiaries all information required under federal law or by the other provisions of the Plan.

             (9) The Plan Administrator shall prepare and file all reports or other information required by applicable law.

2.04         Discharge of Duties

             Each fiduciary under the Plan shall discharge its duties solely in the interest of Participants and their Beneficiaries in accordance with the applicable provisions of Section 404 of ERISA.

2.05         Indemnification

             The Company shall indemnify any officer, director, or employee of a member of the Controlled Group to whom any power, authority, or responsibility is allocated or delegated for any liability actually and reasonably incurred with respect to the exercise or failure to exercise such power, authority, or responsibility, unless such liability results from such person's own gross negligence or willful misconduct.

2.06         Compensation and Expenses

             No person who already receives full-time pay from a member of the Controlled Group shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

2.07         Committee

             (a) The Company, pursuant to authority of its Board of Directors, may allocate or delegate any or all of its powers, authority, or responsibilities as Plan Administrator to a Committee of no less than three persons. Nothing contained herein shall be construed to prevent any Participant or any director, officer, or employee of a member of the Controlled Group from serving as a member of the Committee.

             (b) Any action authorized, permitted, or required to be taken by the Committee may be taken by a majority of its members at the time acting hereunder, except that no member of the Committee who is a Participant shall take any part in any action relating solely to his participation. The decision of the majority may be expressed by a vote at a meeting of the Committee, or in writing without a meeting. Any direction or certification required or authorized to be given by the Committee shall be in writing and signed by a majority of the members of the Committee, or by such member as may be designated by an instrument in writing signed by all of the members thereof. The Committee shall keep a permanent record of its meetings and actions.

             (c) The Committee may from time to time allocate to one or more of its members and may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be delegated under ERISA unless delegation is expressly prohibited by the terms of the Plan or the Trust Agreement. Any such allocation or delegation will be made in writing, will be reviewed periodically by the

                       Committee, and will be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances. Whenever a person or organization has the power and authority under the Plan to delegate discretionary authority respecting the administration of the Plan to another person or organization, the delegating party's responsibility with respect to such delegation is limited to the selection of the person to whom authority is delegated and the
                       periodic   review  of  such  person's   performance   and
                       compliance with applicable law and regulations. Any breach of fiduciary responsibility by the person to whom authority has been delegated which is not proximately caused by the delegating party's failure to properly select or supervise, and in which breach the delegating party does not otherwise participate, will not be considered a breach by the delegating party, to the extent permitted by law.

             (d) The Company, pursuant to authority of its Board of Directors, may from time to time remove members of the Committee and add members thereto. A member of the Committee may, at any time, notify the Company in writing of his intent to resign from the Committee, and such resignation shall be effective as of the date such written notification is received by the Company, unless a later date is specified therein. Vacancies occurring in the Committee whether by reason of resignation, removal, death or otherwise, shall be filled pursuant to authority of the Board of Directors.

             (e) The Committee may from time to time formulate such rules and regulations for its organization and the transaction of its business as it deems suitable and as are consistent with the provisions of the Plan and the Trust Agreement.

2.08         Administrative Expenses

             The Plan Administrator may, in its discretion, direct the Trustee to pay from the Trust Fund all administrative expenses of the Plan and Trust, including the compensation of all persons employed by the Plan Administrator. To the extent such expenses are not paid from the Trust Fund, they shall be paid directly by the Company. Any expenses to be paid by the Trustee out of the Trust Fund shall be approved by the Plan Administrator before payment by the Trustee.

                                  ARTICLE III
                               GENERAL PROVISIONS


3.01         Adoption of the Plan by Other Employers

             Any member of the Controlled Group may, with the consent of the Company, adopt the Plan and thereby become an Employer hereunder by executing an instrument evidencing such adoption on the order of its board of directors or other organizational authority. Such instrument shall specify the effective date of the adoption.

3.02         No Contract of Employment

             Nothing herein contained shall be construed to constitute a contract of employment between the Employer and any Employee nor shall the maintenance of the Plan affect the Employer's right to discharge or otherwise discipline Employees. The employment records of the Employer and the Trustee's records shall be final and binding upon all Employees as to eligibility and participation.

3.03         Restrictions Upon Assignments and Creditor's Claims

             (a) Except as may be otherwise provided in the Plan, no Participant or Beneficiary shall have any power to assign, pledge, encumber or transfer any interest in the Trust Fund while the same shall be in the possession of the Trustee. Any such attempt at alienation shall be void. No such interest shall be subject to attachment, garnishment, execution, levy or any other legal or equitable proceeding or process and any attempt to so subject such interest shall be void. The foregoing provisions of this subsection (a), however, shall not preclude (i) the enforcement of a Federal tax levy made pursuant to Section 6331 of the Code or (ii) the collection by the United States on a judgment resulting from an unpaid tax assessment.

             (b) Notwithstanding the foregoing, this Section 3.03 shall not apply to a qualified domestic relations order, as defined in Section 414(p) of the Code. The Plan Administrator shall establish a procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. The Plan Administrator shall promptly notify the Participant and each alternate payee of the receipt of any State domestic relations order and the procedure which the Plan Administrator will follow in determining whether the order constitutes a qualified domestic relations order, as defined in Section 414(p) of the Code.

3.04         Facility of Payment

             If any person to whom a benefit under the Plan is payable is unable to care for his affairs because of illness or accident, any payment due may be paid, in the discretion of the Plan Administrator, to the Spouse, child, brother or sister of such person, or to any other persons deemed by the Plan Administrator to be maintaining or responsible for the maintenance of such person (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative). Any payment made in accordance with the provisions of this Section 3.04 shall be a complete discharge of any liabilities of the Plan with respect to the benefit so paid.

3.05         Restriction of Claims Against Trust

             The Trust and the corpus and income thereof shall not be subject to the rights or claims of any creditor of the Employer or Controlled Group. Neither the establishment of the Trust, the modification of the Trust Agreement, the creation of any fund or account, nor the payment of any benefits shall be construed as giving any Participant or any other person any legal or equitable rights against the Controlled Group or any of its officers, employees, directors, or shareholders, or the Trustee unless the same shall be specifically provided for in the Plan.

3.06         Benefits Payable from Trust

             All benefits payable under the Plan shall be paid or provided for solely from the Trust.

3.07         Merger and Transfer of Assets or Liabilities

             The Plan shall not be merged or consolidated with any other plan, nor shall any assets or liabilities of the Plan be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets, each Participant would receive a benefit having a value equal to or greater than the benefit he would have received if the Plan had terminated immediately prior to the merger, consolidation or transfer.

3.08         Applicable Law

             To the extent not preempted by federal law, the provisions of the Plan shall be construed, regulated, and administered in accordance with the laws of the State of Delaware. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

3.09         Reversion of Employer Contributions

             At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries. Notwithstanding the foregoing, if a contribution to the Trust is made by the Employer by a mistake in fact, such contribution shall be returned to the Employer within one year after the payment of the contribution to the Trust if the Employer so directs. If a contribution by the Employer is conditioned on initial qualification of the Plan under Section 401 of the Code, and if the Plan does not qualify, then such contribution shall be returned to the Employer within one year after the date of denial of qualification of the Plan. If a contribution to the Trust is not fully deductible by the Employer under Section 404 of the Code, then, to the extent the deduction is disallowed, such a contribution may be returned to the Employer if the Employer so directs within one year after the disallowance of the deduction. Unless otherwise specified in writing, contributions made by the Employer to the Trust shall be deemed to be conditioned upon the initial and continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under
             Section 404 of the Code.

                                   ARTICLE IV
                               CLAIMS PROCEDURES


4.01         Claim for Benefits

             If any claim for benefits filed by any person under the Plan (the "claimant") is denied in whole or in part, the Plan Administrator shall issue a written notice of such decision to the claimant. The notice shall be issued to the claimant as soon as possible but in no event later than 90 days from the date the claim for benefits was filed. The notice issued by the Plan Administrator shall be written in a manner calculated to be understood by the claimant, and shall include the following:

             (1)      the specific reason or reasons for any denial of benefits;

             (2)      the specific Plan provisions on which any denial is based;

             (3) a description of any further material or information which is necessary for the claimant to perfect his claim and an explanation of why the material or information is needed; and

             (4)      an explanation of the Plan's claim review procedure.

             If the Plan Administrator fails to respond to a claim for benefits, such claim shall be deemed to have been denied.

4.02         Review

             If the Plan Administrator denies a claim for benefits in whole or in part, or the claim is otherwise deemed to have been denied, the claimant or his duly authorized representative may submit to the Plan Administrator a written request for review of the claim denial within 60 days of the mailing of the notice or deemed denial of his claim. The claimant or his duly authorized representative may:

             (1)       review pertinent documents; and

             (2) submit issues and comments in writing to which the Plan Administrator shall respond.

             The Plan Administrator shall furnish a written decision on review not later than 60 days after receipt of the written request for review of the claim denial, unless special circumstances require an extension of the time for processing the appeal. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension, and the Plan Administrator shall furnish a written decision on review not later than 120 days after receipt of the written request for review of the claim denial. If a written decision on review is not furnished within 60 days (or 120 days, if applicable) after receipt of the written request for review of the claim denial, the claim shall be deemed denied on review. The decision on review shall be in writing and shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall contain specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE V
                           AMENDMENT AND TERMINATION


5.01         Amendment and Termination of the Plan

             The Company expressly reserves the right, at any time and from time to time, by action of or pursuant to authority of its Board of
             Directors:

             (1)       to terminate the Plan in whole or in part; and/or

             (2)       to amend the Plan in any respect.

             A Participant's accrued benefit shall not be decreased by an amendment to the Plan, except as may be permitted under Section 411(d)(6) of the Code.

             Any termination or amendment shall be evidenced by an instrument executed on behalf of the Company by an authorized officer. No termination or amendment shall increase the duties or responsibilities of a Trustee without its consent thereto in writing.

             Promptly after any amendment of the Plan has become effective, the Company shall cause a copy of such amendment to be filed with the Plan Administrator and with the Trustee.

5.02         Procedure Upon Termination

             Upon termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

             (a) As of the termination date, the Trust Fund shall be valued and all Separate Accounts and sub-accounts shall be adjusted in the manner provided in Article XI, with any unallocated Employer Contributions or Forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of Article XI. In determining the net worth of the Trust Fund, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

             (b) All Separate Accounts shall then be distributed to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Article XIV as if the termination date were a termination of his employment with all members of the Controlled Group.

             (c)       Notwithstanding  the  provisions of paragraph (b) of this
                       Section 5.02, no distribution shall be made to a Participant of any portion of the balance of his Salary Deferral Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIX or required in accordance with Section 401(a)(9) of the Code) unless (i) neither his Employer nor any other member of the Controlled Group establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, or a simplified employee pension as defined in Section 408(k) of the Code) either at the time the plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24-month period beginning 12 months before the Plan termination, and (ii) the distribution the Participant receives is a "lump sum distribution" as defined in
                       Section 402(d)(4) of the Code,  without regard to clauses
                       (i), (ii), (iii), and (iv) of sub-paragraph (A), sub-paragraph (B), or sub-paragraph (H) thereof.

5.03         Non-Forfeitability Upon Termination of Plan

             Upon termination or partial termination of the Plan or the complete discontinuance of contributions to the Plan, the rights of all affected Participants to the amounts credited to the Participants' Separate Accounts shall be nonforfeitable.

5.04         Reorganization

             The merger, consolidation, or liquidation of a member of the Controlled Group that has adopted the Plan with or into any other member of the Controlled Group shall not constitute a termination of the Plan as to such adopting member of the Controlled Group. If an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant prior to his separation from service (other than a distribution made in accordance with Article XIX or required in accordance with Section 401(a)(9) of the Code), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if
             (i) the distribution would constitute a "lump sum distribution" as defined in section 402(d)(4) of the Code, without regard to clauses
             (i), (ii), (iii), or (iv) of sub-paragraph (A), sub-paragraph (B), or sub-paragraph (H) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

5.05         Withdrawal of an Employer

             A member of the Controlled Group that has adopted the Plan, other than the Company, may withdraw from the Plan (a "withdrawing employer") at any time upon notice in writing to the Plan Administrator and shall thereupon cease to be an adopting employer for all purposes of the Plan. A member of the Controlled Group that has adopted the Plan shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions or, subject to Section 5.03 and unless the Company otherwise directs, it ceases to be a member of the Controlled Group. The withdrawal of a member of the Controlled Group shall be treated as a termination of the Plan with respect to Participants who at the time are employed by such withdrawing employer. In the event of any such withdrawal of an adopting employer, the action specified in Section 5.02 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other member of the Controlled Group. The interest of any Participant employed by the withdrawing employer who is transferred to or continues in employment with any other member of the Controlled Group, and the interest of any Participant employed solely by a member of the Controlled Group other than the withdrawing employer, shall remain unaffected by such withdrawal; no adjustment to his Separate Account shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

                                   ARTICLE VI
                         TRUST AGREEMENT AND TRUST FUND


6.01         Trust Agreement and Trust Fund

             The Company shall execute one or more Trust Agreements (collectively referred to as the "Trust Agreement") with a trustee or trustees selected by the Company under the terms of which a Trust Fund will be established for the purpose of receiving or holding contributions made to the Plan, as well as interest and other income on investments of such funds, and for the purpose of paying benefits provided by the Plan. The Company may amend the Trust Agreement from time to time to accomplish the purposes of the Plan, may remove any Trustee, and may select any successor trustee. The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

6.02         Irrevocability

             The Trust Fund shall be used to pay benefits as provided in the Plan. No part of the principal or income of the Trust Fund shall be used for, or diverted to, purposes other than those provided in the Plan, and no part of the Trust Fund shall revert to the Company or any member of the Controlled Group except as may be otherwise specifically provided under the Plan, the Trust Agreement, or both.

6.03         Benefits Payable Only from Trust Fund

             All benefits paid under the Plan shall be paid from the Trust Fund or from any insurance contract established under Section 6.04, and the Employer shall not be otherwise liable for benefits payable under the Plan.

6.04         Optional Provision for Benefits

             The Company reserves the right to change at any time the means through which the benefits under the Plan shall be provided, including the substitution of a contract or contracts with an insurance company or companies, and may thereupon make suitable provision for the use of assets of the Trust Fund to provide for the payment of benefits under such insurance contract or contracts. No such change shall constitute a termination of the Plan or result in the diversion to the Employer of any funds previously contributed hereunder.


                                      -26-

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

6.05         Commingling Authorized

             As permitted in the Trust Agreement, the Trust Fund held under the Plan may be commingled with any trust funds held under other employee benefit plans of the Controlled Group, provided such other funds qualify as tax exempt under the applicable provisions of the Code.

                                  ARTICLE VII
                          LIMITATIONS ON CONTRIBUTIONS


7.01         Definitions

             For purposes of this Article VII, the following terms have the following meanings:

             (a) The "actual deferral percentage" with respect to a Participant for a particular Plan Year means the ratio of the Salary Deferral Contributions made on his behalf for the Plan Year to his test compensation for the Plan Year; provided, however, that contributions made on a Participant's behalf for a Plan Year shall be included in determining his actual deferral percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the actual deferral percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

             (b) The "aggregate limit" means the sum of (i) 125 percent of the greater of the average contribution percentage for Participants other than Highly Compensated Employees or the average actual deferral percentage for Participants other than Highly Compensated Employees and (ii) the lesser of 200 percent or two plus the lesser of such average contribution percentage or average actual deferral percentage, or, if it would result in a larger aggregate limit, the sum of (iii) 125 percent of the lesser of the average contribution percentage for Participants other than Highly Compensated Employees or the average actual deferral percentage for Participants other than Highly Compensated Employees and (iv) the lesser of 200 percent or two plus the greater of such average contribution percentage or average actual deferral percentage.

             (c) The "annual addition" with respect to a Participant for a limitation year means the sum of the Salary Deferral Contributions and Employer Contributions allocated to his Separate Account for the limitation year (including any excess contributions that are distributed pursuant to this Article VII), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or any other member of the Controlled

                       Group, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

             (d) The "Code Section 402(g) limit" means the dollar limit imposed by Section 402(g)(1) of the Code or established by the Secretary of the Treasury pursuant to Section 402(g)(5) of the Code in effect on January 1 of the calendar year in which a Participant's taxable year begins.

             (e) The "contribution percentage" with respect to a Participant for a particular Plan Year means the ratio of the matching contributions made to the Plan on his behalf for the Plan Year to his test compensation for such Plan Year, except that, to the extent permitted by regulations issued under Section 401(m) of the Code, the Company may elect to take into account in computing the numerator of each Participant's contribution percentage the Salary Deferral Contributions made to the Plan on his behalf for the Plan Year; provided, however, that any Salary Deferral Contributions that were taken into account in computing the numerator of a Participant's actual deferral percentage may not be taken into account in computing the numerator of his contribution percentage; and provided, further, that contributions made by or on a Participant's behalf for a Plan Year shall be included in determining his contribution percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the contribution percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

             (f) An "elective contribution" means any employer contribution made to a plan maintained by an Employer or any other member of the Controlled Group on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified cash or deferred arrangement as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by an Employer or any other member of the Controlled Group for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement.

             (g) An "excess deferral" with respect to a Participant means that portion of a Participant's Salary Deferral Contributions that, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, would exceed the Code
                       Section 402(g) limit and is includable in the Participant's gross income under Section 402(g) of the Code.

             (h) A "family member" of an Employee means the Employee's spouse, his lineal ascendants, his lineal descendants, and the spouses of such lineal ascendants and descendants.

             (i) A "limitation year" means the Plan Year or such other 12-month period designated as such by the Company.

             (j) A "matching contribution" means any employer contribution allocated to a Participant's account under the Plan or any other plan of an Employer or any other member of the Controlled Group solely on account of elective contributions made on his behalf or employee contributions made by him.

             (k) The "test compensation" of a Participant for a Plan Year means compensation as defined in Section 414(s) of the Code and regulations issued thereunder, limited, however, to $150,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code as modified by Section 401(a)(17) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year). If the test compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the test compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the limitation year, the test compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the limitation year shall be included as test compensation of the Participant for the limitation year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's test compensation as determined prior to application of the family aggregation rules.

7.02         Code Section 402(g) Limit

             In no event shall the amount of the Salary Deferral Contributions made on behalf of a Participant for his taxable year, when aggregated with any elective contributions made on behalf of the Participant under any other plan of an Employer or any other member of the Controlled Group for his taxable year, exceed the Code
             Section 402(g) limit. In the event that the Plan Administrator determines that the reduction percentage elected by a Participant will result in his exceeding the Code Section 402(g) limit, the Plan Administrator may adjust the reduction authorization of such Participant by reducing the percentage of his Salary Deferral
             Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Plan
             Administrator determines that the Salary Deferral Contributions made on behalf of a Participant would exceed the Code Section
             402(g) limit for his taxable year, the Salary Deferral Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

7.03         Distribution of Excess Deferrals

             If an  Employer  notifies  the  Plan  Administrator  that  the Code
             Section 402(g) limit has been exceeded by a Participant for his taxable year, the excess deferrals plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Salary Deferral Contributions that are distributed to a Participant in accordance with this Section 7.03 shall not be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Salary Deferral Contributions were made, unless the Participant is a Highly Compensated Employee. If an amount of Salary Deferral Contributions is distributed to a Participant in accordance with this Section 7.03, matching contributions that are attributable solely to the distributed Salary Deferral Contributions, plus any income and minus any losses attributable thereto, shall be distributed to the Participant as provided in Section 7.07.

             Notwithstanding any other provision of the Plan to the contrary, if a Participant notifies the Plan Administrator in writing no later than the March 1 following the close of the Participant's taxable year (1) that excess deferrals have been made on his behalf under the Plan and any other plan for such taxable year and (2) the amount of such excess deferrals which are to be allocated to the Plan, the excess deferrals, plus any income and minus any losses attributable thereto, may be distributed to the Participant no later than the April 15 immediately following such taxable year.
             Any Salary Deferral Contributions that are distributed to a Participant in accordance with this Section 7.03 shall nevertheless be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Salary Deferral Contributions were made. If an amount of Salary Deferral Contributions is distributed to a Participant in accordance with this Section 7.03, matching contributions that are attributable solely to the distributed Salary Deferral Contributions, plus any income and minus any losses attributable thereto, shall be distributed to the Participant as provided in Section 7.07.

             7.04  Limitation  on  Salary  Deferral   Contributions   of  Highly
             Compensated Employees

             Notwithstanding any other provision of the Plan to the contrary, the Salary Deferral Contributions made with respect to a Plan Year on behalf of Participants who are Highly Compensated Employees may not result in an average actual deferral percentage for such Participants that exceeds the greater of:

             (a) a percentage that is equal to 125 percent of the average actual deferral percentage for all other Participants; or

             (b) a percentage that is not more than 200 percent of the average actual deferral percentage for all other
                       Participants and that is not more than two percentage points higher than the average actual deferral percentage for all other Participants.

             In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Plan Administrator is authorized to suspend completely further Salary Deferral Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected actual deferral percentages of Highly Compensated Employees by reducing their percentage elections with respect to Salary Deferral Contributions for any remaining portion of a Plan Year to such smaller percentages that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new Salary Deferral Contribution election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.

             For purposes of applying the limitation contained in this Section 7.04, the Salary Deferral Contributions and test compensation of any Participant who is a family member of another Participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the Salary Deferral Contributions and test compensation of such other Participant, and such family member shall not be considered a Participant for purposes of determining the average actual deferral percentage for all other Participants.

             In determining the actual deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year, elective contributions made to his accounts under any other plan of an Employer or any other member of the Controlled Group shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(k) of the Code do not permit such plan to be aggregated with the Plan.

             If one or more plans of an employer or any other member of the Controlled Group are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, then actual deferral percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same plan year.

             The Plan Administrator shall maintain records sufficient to show that the limitation contained in this Section 7.04 was not exceeded with respect to any Plan Year.

7.05         Distribution of Excess Salary Deferral Contributions

             Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.04 is exceeded in any Plan Year, the Salary Deferral Contributions made with respect to a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on his behalf under
             Section 7.04, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If excess amounts are attributable to Participants aggregated under the family aggregation rules described in Section 7.04, the excess shall be allocated among family members in proportion to the Salary Deferral Contributions made with respect to each family member. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

             The maximum amount permitted to be contributed to the Plan on a Highly Compensated Employee's behalf under Section 7.04 shall be determined by reducing Salary Deferral Contributions made on behalf of Highly Compensated Employees in order of their actual deferral percentages beginning with the highest of such percentages. The determination of the amount of excess Salary Deferral Contributions shall be made after application of Section 7.03, if applicable.

             If an amount of Salary Deferral Contributions is distributed to a Participant in accordance with this Section 7.05, matching contributions that are attributable solely to the distributed Salary Deferral Contributions, plus any income and minus any losses attributable thereto, shall be distributed to the Participant as provided in Section 7.07.

7.06        Limitation on Matching Contributions of Highly Compensated Employees

             Notwithstanding any other provision of the Plan to the contrary, the matching contributions made with respect to a Plan Year on behalf of Participants who are Highly Compensated Employees may not result in an average contribution percentage for such Participants that exceeds the greater of:

             (a) a percentage that is equal to 125 percent of the average contribution percentage for all other Participants; or

             (b) a percentage that is not more than 200 percent of the average contribution percentage for all other Participants and that is not more than two percentage points higher than the average contribution percentage for all other Participants.

             For purposes of applying the limitation contained in this Section 7.06, the matching contributions, Salary Deferral Contributions (to the extent that such Salary Deferral Contributions are taken into account in computing contribution percentages), and test compensation of any Participant who is a family member of another Participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the matching contributions, Salary Deferral Contributions, and test compensation of such other Participant, and such family member shall not be considered a Participant for purposes of determining the average contribution percentage for all other Participants.

             In determining the contribution percentage for any Participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, and elective contributions (to the extent that elective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or any other member of the Controlled Group shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(m) of the Code do not permit such plan to be aggregated with the Plan.

             If one or more plans of an Employer or any other member of the Controlled Group are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

             The Plan Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions taken into account in computing contribution percentages for any Plan Year.

7.07         Distribution of Excess Contributions

             Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.06 is exceeded in any Plan Year, the matching contributions made on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on behalf of such Highly Compensated Employee under Section 7.06, plus any income and minus any losses attributable thereto, shall be distributed prior to the end of the next succeeding Plan Year as hereinafter provided. If excess amounts are attributable to Participants aggregated under the family aggregation rules described in Section 7.05, the excess shall be allocated among family members in proportion to the matching contributions made with respect to each family member. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

             The maximum amount permitted to be contributed to the Plan on behalf of a Highly Compensated Employee under Section 7.06 shall be determined by reducing matching contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages.

             The determination of the amount of excess matching contributions shall be made after application of Section 7.03, if applicable, and after application of Section 7.05, if applicable.

7.08         Multiple Use Limitation

             Notwithstanding any other provision of the Plan to the contrary, the following multiple use limitation as required under Section 401(m) of the Code shall apply: the sum of the average actual deferral percentage for Eligible Employees who are Highly Compensated Employees and the average contribution percentage for Participants who are Highly Compensated Employees may not exceed the aggregate limit. In the event that, after satisfaction of
             Section 7.05 and Section 7.07, it is determined that contributions under the Plan fail to satisfy the multiple use limitation contained herein, the multiple use limitation shall be satisfied by further reducing the contribution percentages of Participants who are Highly Compensated Employees (beginning with the highest such percentage) to the extent necessary to eliminate the excess, with such further reductions to be treated as excess contributions and disposed of as provided in Section 7.07.

7.09         Determination of Income or Loss

             The income or loss attributable to excess contributions that are distributed pursuant to this Article VII shall be determined for the preceding Plan Year under the method otherwise used for allocating income or loss to Participants' Separate Accounts.

             7.10 Code Section 415 Limitations on Crediting of Contributions and Forfeitures

             Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) the greater of $30,000 or 25 percent of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code in effect for the limitation year or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder. If the annual addition to the Separate Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section 7.10, because of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth below, the amount of the Unmatched Salary Deferral Contributions made on behalf of the Participant for the limitation year, that would exceed the limitation herein, shall be reduced to the extent necessary to eliminate such excess and the amount of any such reduction of Unmatched Salary Deferral Contributions shall be returned to the Participant. If the limitation contained in this Section 7.10 would still be exceeded after application of the preceding sentence, the amount of the Matched Salary Deferral Contributions made on behalf of the Participant for the limitation year and that portion of the Employer Contribution that would be allocated to the Participant based thereon, but that would exceed the limitation herein, shall be reduced (applying the same percentage reduction with respect to both Matched Salary Deferral Contributions and Employer Contributions) to the extent necessary to eliminate such excess. The amount of any such reduction of Matched Salary Deferral Contributions shall be returned to the Participant and the amount of any such reduction of Employer Contributions shall be deemed a forfeiture for the limitation year and held unallocated in a suspense account. The suspense account shall be allocated in the same manner as Employer Contributions in the next limitation year, and each succeeding limitation year if necessary.

             If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Separate Accounts (subject to the limitations contained herein) before any further Employer Contributions may be made to the Plan on behalf of Participants. If a suspense account is in existence at any time during a limitation year, it shall not share in any increase or decrease in the net worth of the Trust Fund.

7.11         Coverage Under Other Qualified Defined Contribution Plan

             If  a  Participant  is  covered  by  any  other  qualified  defined contribution plan (whether or not terminated) maintained by an Employer or any other member of the Controlled Group, and if the annual addition for the limitation year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 7.10, the excess shall be eliminated by reducing Salary Deferral Contributions and Employer Contributions under the Plan to the extent necessary, as provided in Section 7.10. If the limitation in Section 7.10 would still be exceeded after applying the provisions of Section 7.10, the excess shall be reduced in the manner specified in such other plan. In the event that a Participant is covered by a qualified defined benefit plan, the procedure specified in Section 7.12 shall be implemented prior to effecting any reduction in the benefit of the Participant under the defined contribution plans.

7.12         Coverage Under Qualified Defined Benefit Plan

             If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or any other member of the Controlled Group, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year. If, before October 3, 1973, the Participant was an active participant in a qualified defined benefit plan maintained by an Employer or any other member of the Controlled Group and otherwise satisfies the requirements of Section 2004(d)(2) of ERISA, then for purposes of applying this Section 7.12, the defined benefit plan fraction shall not exceed 1.0. In the event the special limitation contained in this Section 7.12 is exceeded, the benefits otherwise payable to the Participant under any such qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

             If a Participant was a participant in one or more defined contribution plans maintained by the employer which were in existence on July 1, 1982, the numerator of the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) will be adjusted if the sum of this fraction and the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) would otherwise exceed 1.0 under the terms of the Plan. Under this adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code). The adjustment is calculated using the fractions as they would be computed as of the later of the end of the last limitation year beginning before January 1, 1983, or September 30, 1983. This adjustment also will be made if at the end of the last limitation year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this Article VII became effective as to any plans of the employer in existence on July 1, 1982.

7.13         Scope of Limitations

             The limitations contained in Sections 7.10, 7.11, and 7.12 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in
             Section 415(k) of the Code.

7.14         Separate Testing

             The Plan Administrator may elect for any Plan Year to apply Section 410(b) of the Code separately to that portion of the Plan that benefits Participants who do not have a year of service with the Controlled Group, in accordance with the provisions of Sections 1.410(b)-6(b)(3) and 1.410(b)-7(b)(3) of the Treasury Regulations. In which case, the requirements of Sections 401(k)(3), 401(m)(2), and 401(m)(9) of the Code shall be applied separately with respect to such portion of the Plan.

                                  ARTICLE VIII
                              TOP-HEAVY PROVISIONS


8.01         Definitions

             For purposes of this Article VIII, the following terms have the following meanings:

             (a) The "compensation" of a Participant means compensation as defined in Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code. If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12. In determining the compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or one of the ten Highly Compensated Employees receiving the greatest compensation for the Plan Year, the compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's compensation as determined prior to application of the family aggregation rules.

             (b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

             (c) A "key employee" means any Employee or former Employee who is a key employee pursuant to the provisions of
                       Section 416(i)(1) of the Code and any Beneficiary of such Employee or former Employee.

             (d)       A  "non-key   employee"  means  any  Employee  or  former
                       Employee who is a not a key employee and any Beneficiary of such Employee or former Employee.

             (e)       A  "permissive   aggregation  group"  means  those  plans
                       included in the Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

             (f) A "required aggregation group" means the group of tax-qualified plans maintained by a member of the Controlled Group consisting of each plan in which a key employee participates and each other plan that enables a plan in which a key employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

             (g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in subsection
                       (i) of this Section 8.01 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

             (h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in subsection (j) of this Section 8.01 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

             (i) A "top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

             (j) A "top-heavy plan" with respect to a particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date,
                       (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by the Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code and including the present value of any part of any accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan included in a required aggregation group that is a top-heavy group. For purposes of this subsection, the accounts and accrued benefits of any Employee who has not performed services for a member of the Controlled Group during the five-year period ending on the determination date shall be disregarded. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

             (k) The "valuation date" with respect to any determination date means the most recent Valuation Date occurring within the 12-month period ending on the determination date.

8.02         Applicability

             Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article VIII shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan. If the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined no longer to be a top-heavy plan, the vesting provisions of Article XVI shall again become applicable as of such subsequent determination date; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more Years of Vesting Service may elect in accordance with the provisions of Article XVI, to continue to have his vested interest in his Separate Account determined in accordance with the vesting schedule specified in Section 8.06.

8.03         Minimum Employer Contribution

             If the Plan is determined to be a top-heavy plan, the Employer Contributions and Forfeitures allocated to the Separate Account of each non-key employee who is a Participant and who is employed by a member of the Controlled Group on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution, Salary Deferral Contribution, or both for such Plan Year to the Separate Account of any key employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions to each such non-key employee shall be three percent of the compensation of such non-key employee. Any minimum allocation to a non-key employee required by this Section 8.03 shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of compensation, or whether he declined to make elective or mandatory contributions.

8.04         Coordination with Other Plans

             If the Plan is a top-heavy plan, each non-key employee who is a Participant and who is employed by a member of the Controlled Group on the last day of a top-heavy Plan Year and who is also covered under any other top-heavy plan or plans maintained by the Employer will receive the top-heavy benefits provided under such other defined contribution plan, or, if not covered under such other defined contribution plan, under such other defined benefit plan, in lieu of the minimum top-heavy allocation under the Plan.

8.05         Adjustments to Section 415 Limitations

             If the Plan is determined to be a top-heavy plan and the Employer maintains a defined benefit plan covering some or all of the Participants that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in
             Article VII, shall be determined as provided in Section 415 of the Code by substituting "1.0" for "1.25" each place where "1.25" appears, except that such substitutions shall not be applied to the Plan if (i) the Plan is not a super top-heavy plan, (ii) the Employer Contribution for such top-heavy Plan Year for each non-key employee who is to receive a minimum top-heavy benefit hereunder is not less than four percent of such non-key employee's compensation, and (iii) the minimum annual retirement benefit accrued by a non-key employee who participates under one or more defined benefit plans of the Employer or any other member of the Controlled Group for such top-heavy Plan Year is not less than the lesser of three percent times years of service with the Employer or any other member of the Controlled Group or thirty percent of his compensation.

8.06         Accelerated Vesting

             If the Plan is determined to be a top-heavy plan, unless the Plan provides for more rapid vesting, a Participant's vested interest in his Separate Account shall be determined in accordance with the following vesting schedule:

                           Years of Vesting Service        Vested Interest

                                    less than 3                   0%
                                    3 or more                    100%

                                   ARTICLE IX
                                    SERVICE


9.01         Hour of Service

             An Hour of Service shall mean:

             (1) Each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (including any predecessor business of an Employer conducted as a corporation, partnership or proprietorship) or any other member of the Controlled Group for the performance of duties;

             (2) Each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (including any predecessor business of an Employer conducted as a corporation, partnership or proprietorship) or any other member of the Controlled
                       Group (irrespective of whether the employment relationship has terminated) for reasons other than the performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty, or leave of absence) for the period in which such duties were performed or in which occurred the period during which no duties were performed; and

             (3) Each hour for which back pay is awarded or agreed to by the Employer or any other member of the Controlled Group without regard to mitigation of damages (provided that the same Hours of Service shall not be credited under both this paragraph (3) and paragraph (1) or (2) above).

9.02         Department of Labor Rules

             The  provisions  of  Department  of  Labor   Regulations   Sections
             2530.200b-2(b) and (c) are incorporated herein by reference.

                                   ARTICLE X
                         ELIGIBILITY AND PARTICIPATION


10.01        Eligibility

             Each Eligible Employee shall become a Participant on the later of the date on which he becomes an Eligible Employee or the date on which he attains age 21, provided that his service has not terminated and he remains an Eligible Employee on such date.

10.02        Participation

             Each Participant may elect to become an Active Participant in the Plan as of the date on which he is first eligible by making an application for participation in the Plan, in the manner and with such advance notice period as the Plan Administrator shall prescribe, and electing to have his Compensation reduced and to have Salary Deferral Contributions made on his behalf. Each Participant who does not become an Active Participant in the Plan as of the date on which he is first eligible may become an Active Participant in the Plan as of the first day of any subsequent payroll period by making an application in the manner specified in the foregoing provisions of this Section 10.02.

10.03        Termination and Rehiring

             A Participant whose service terminates and who is subsequently rehired by the Employer shall be eligible to participate in the Plan on his Reemployment Commencement Date.

             An Eligible Employee whose service terminates before he has met the eligibility requirements of Section 10.01 and who is subsequently rehired as an Eligible Employee shall be eligible to participate in the Plan on the date he meets the requirements of Section 10.01.

10.04        Duration of Participation

             Once an Eligible Employee becomes a Participant, he shall remain a Participant (1) while he is an Employee, for so long as a portion of the Trust is credited to his Separate Account whether or not he continues to be an Eligible Employee, or (2) while he is not an Employee, for so long as a portion of the Trust is credited to his Separate Account or, if earlier, until his death. If a Participant ceases to be an Eligible Employee (other than by reason of his retirement, death, or Total and Permanent Disability), no further Salary Deferral

             Contributions may be made on his behalf and no further Employer Contributions shall be allocated to his Separate Account, except as provided in clause (3) of the first paragraph of Section 13.03. A Participant who is on an Authorized Leave of Absence shall continue as a Participant but no Salary Deferral Contributions or Employer Contributions shall be made to his Separate Account for any Plan Year during which he does not receive Compensation from an Employer.

                                   ARTICLE XI
              INVESTMENT FUNDS, ACCOUNTING, AND SEPARATE ACCOUNTS


11.01        Investment Funds

             The Trust Fund shall be comprised of separate Investment Funds for the investment of the contributions made hereunder, as provided in the Trust Agreement, and the Special Loan Investment Fund as provided in Section 11.03.

11.02        Participant Loans

             If a loan from the Plan to a Participant is approved in accordance with the provisions of Article XVIII, the loan shall be an earmarked investment of a portion of the Participant's Separate Account. Notwithstanding any other provision of the Plan to the contrary, repayments received with respect to a loan shall be allocated as provided in Article XVIII.

11.03        Special Loan Investment Fund

             A Special Loan  Investment  Fund shall be  maintained  in the Trust
             Fund for the investment of loans made to Participants (and Beneficiaries) prior to January 1, 1991. The assets held in the Special Loan Investment Fund as of December 31, 1990, shall be equal to the value of the notes and security agreements evidencing the outstanding loans under the Plan as of December 31, 1990, together with interest and principal payments thereon. The Special Loan Investment Fund shall consist of investments in loans to Participants (and Beneficiaries) that were made prior to January 1, 1991, and a cash account, which shall be invested in interest bearing securities. An amount equal to the value of the Special Loan Investment Fund as of December 31, 1990, shall be allocated to all Active Participants in the Plan who were entitled to an allocation of Employer Contributions for the Plan Year ending December 31, 1990.

11.04        Participant Investment Elections

             Each Participant shall make an investment election, in the manner and with such advance notice period as the Plan Administrator shall prescribe, directing the manner in which his Salary Deferral Contributions, Employer Contributions, and Rollover Contributions shall be invested. A Participant's investment election shall specify the percentage, in such percentage increments as the Plan Administrator shall prescribe, of such contributions that shall be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100%. A Participant's investment elections shall remain in effect until his entire interest under the Plan is distributed in accordance with the provisions of the Plan or until he files a change of investment election with the Plan Administrator, as provided in Section 11.05. If a Participant fails to make an investment election, he shall be deemed to have elected, but with respect only to the applicable type or types of contributions for which an investment election was not made, to have 100% of such contributions invested in the Investment Fund with the least amount of risk to principal, as determined by the Plan Administrator.

11.05        Change of Investment Elections

             A Participant may change his investment elections, subject to the provisions of Section 11.04, with respect to future Salary Deferral Contributions and Employer Contributions, with such frequency, at such times, and in the manner and with such advance notice period as the Plan Administrator shall prescribe. Notwithstanding the foregoing, a Participant may not make an investment election with respect to amounts invested in the Special Loan Investment Fund, and such amounts shall be invested on and after December 31, 1990 solely in the Special Loan Investment Fund.

11.06        Transfers Among Investment Funds

             A Participant may elect to transfer investments with respect to one or more types of contributions from any Investment Fund to any one or more other Investment Funds, with such frequency, at such times, and in the manner and with such advance notice period as the Plan Administrator shall prescribe. Notwithstanding the foregoing, a Participant may not make an investment election to transfer any amount into or out of the Special Loan Investment Fund or any other Investment Fund for which transfers in or out are not permitted. A Participant's transfer election shall specify a percentage, in such percentage increments as the Plan Administrator may prescribe, of the amount eligible for transfer that is to be transferred, which percentage may not exceed 100 percent. A transfer election may be made at such times, and in the manner and with such advance notice period as the Plan Administrator shall prescribe, subject to any restrictions pertaining to a particular Investment Fund. The Plan Administrator shall authorize the Trustee to make the necessary transfers among the Investment Funds to reflect the elections of the Participants.

11.07        Allocation of Earnings or Losses to Separate Accounts

             As of each current Valuation Date and prior to the allocation of Salary Deferral Contributions and Employer Contributions attributable to the period beginning with the day following the preceding Valuation Date and ending with such current Valuation Date, there shall be allocated to each Participant's Separate Account, by credit to or deduction therefrom, as the case may be, a portion of the increase or decrease in the value of the Investment Fund or Investment Funds in which the Participant's Separate Account is invested since the preceding Valuation Date attributable to interest, dividends, changes in market value, expenses, and gains and losses realized from the sale of assets. In determining the value of the Investment Fund or Investment Funds, the Trustee shall value the assets at their fair market value as of the Valuation Date. Allocations with respect to each Investment Fund shall be made in the proportion that each such Participant's Separate Account or percentage thereof as of the preceding Valuation Date, reduced by any distributions from the Participant's Separate Account attributable to such Investment Fund since such date, bears to the total of all such Separate Accounts or percentages thereof which are invested in the particular Investment Fund as of the preceding Valuation Date, reduced by any distributions from all Participants' Separate Accounts attributable to such Investment Fund since such date.

11.08        Separate Accounts

             A Separate Account shall be established in the name of each Participant reflecting his interest in the Trust Fund. Each Separate Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Separate Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

11.09        Sub-Accounts

             A  Participant's  Separate  Account  shall  be  divided  into  such
             Sub-Accounts   as  are  necessary  or   appropriate  to  reflect  a
             Participant's interest in the Trust Fund.

                                  ARTICLE XII
            SALARY DEFERRAL CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS


12.01        Salary Deferral Contributions

             Effective as of the date he becomes a Participant, or the beginning of any subsequent payroll period, each Participant may elect, in the manner and with such advance notice period as the Plan Administrator shall prescribe, to become an Active Participant and to have Salary Deferral Contributions made to the Plan on his behalf by his Employer as hereinafter provided. A Participant's election shall include his authorization for his Employer to reduce his Compensation and to make Salary Deferral Contributions on his behalf and his election as to the investment of his contributions in accordance with Article XI. Salary Deferral Contributions on behalf of an Active Participant shall commence with the first payroll period beginning on or after the date on which his election is effective.

12.02        Amount of Salary Deferral Contributions

             The amount of Salary Deferral Contributions to be made to the Plan on behalf of an Active Participant by his Employer shall be an integral percentage of his Compensation for the applicable payroll period of not less than 1% nor more than 10%. An Active Participant's Compensation shall be reduced for each payroll period by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective salary reduction agreement.

12.03        Changes in Salary Reduction Agreement

             An Active Participant may change the percentage of his future Compensation that his Employer contributes on his behalf as Salary Deferral Contributions by at such time or times, and in the manner and with such advance notice period as the Plan Administrator shall prescribe. An Active Participant who changes his reduction authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted under Section 12.02. Salary Deferral Contributions shall be made on behalf of such Active Participant by his Employer pursuant to his amended reduction authorization filed in accordance with this Section 12.03 commencing with Compensation paid to the Active Participant on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

12.04        Suspension of Salary Deferral Contributions

             An Active Participant may have his Salary Deferral Contributions suspended at any time in the manner and with such advance notice period as the Plan Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Active Participant after the expiration of the required notice period and shall remain in effect until Salary Deferral Contributions are resumed as hereinafter set forth.

12.05        Resumption of Salary Deferral Contributions

             A Participant  who has  voluntarily  suspended his Salary  Deferral
             Contributions in accordance with Section 12.04 shall not be considered an Active Participant during such period of suspension and may not resume such contributions and again become an Active Participant until the beginning of a payroll period that is at least six months following the effective date of the suspension. Notwithstanding the foregoing, a Participant whose Salary Deferral Contributions are suspended during an unpaid Authorized Leave of Absence may elect to resume such contributions upon his return to active employment with the Employer. At such time as the Participant is eligible to resume Salary Deferral Contributions, he may have such contributions resumed in the manner and with such advance notice period as the Plan Administrator shall prescribe. A Participant who resumes Salary Deferral Contributions shall be limited to selecting a percentage of his Compensation that is otherwise permitted under Section 12.02.

12.06        Delivery of Salary Deferral Contributions

             As soon as practicable after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all Salary Deferral Contributions attributable to such amounts, but in no event later than such time as is required by regulations under Section 401(k) of the Code.

12.07        Limitations on Salary Deferral Contributions

             Salary  Deferral   Contributions  are  subject  to  all  applicable
limitations contained in Article VII.

12.08        Rollover Contributions

             Subject to the approval of the Plan Administrator, an Eligible Employee who was a participant in a plan qualified under Section 401 of the Code and who receives a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under Section 402(c)(1) or Section 408(d)(3)(A) of the Code to roll over such distribution to another qualified retirement plan. The Plan Administrator may require an Eligible Employee to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Eligible Employee shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount within 60 days of receipt of the distribution from the plan or from the conduit IRA in accordance with procedures established by the Plan Administrator. The Eligible Employee shall also deliver to the Plan Administrator his election as to the investment of his contributions in accordance with Article XI.

             An Eligible Employee need not be a Participant in order to make a Rollover Contribution to the Plan and any Eligible Employee who makes a Rollover Contribution prior to the date on which he becomes a Participant shall become a Participant as of the date the Rollover Contribution is accepted but his benefits under the Plan prior to the date on which he becomes an Active Participant shall be limited to amounts credited to his Rollover Contribution Account.

                                  ARTICLE XIII
                     EMPLOYER CONTRIBUTIONS AND ALLOCATIONS


13.01        Employer Contributions

             For each Plan Year, each Employer may, in its sole discretion, make an Employer Contribution or more than one Employer Contribution under the Plan in an amount or amounts that the Company shall determine.

             Employer Contributions shall be reduced, if necessary, by any amount held in a suspense account pursuant to Section 7.10.

13.02        Timing of Employer Contributions

             The Employer Contributions which are to be made for a Plan Year shall be paid to the Trust from time to time as deemed advisable by the Employer but in no event later than the earlier of (i) the time prescribed by law for filing the Employer's Federal income tax return for its applicable taxable year, including extensions thereof, or (ii) such time as is required by regulations under
             Section 401(k) and/or Section 401(m) of the Code, as applicable. In no event shall the total amount of Employer Contributions under this Article XIII exceed the maximum amount deductible in such year, under the provisions of the Code and applicable Treasury Regulations thereunder.

13.03        Allocation of Employer Contributions

             A person shall be eligible to share in the allocation of the Employer Contribution, if any, for a Plan Year if he is an Active Participant in the Plan at any time during the Plan Year and either:

             (1) is in the active service of the Employer as an Eligible Employee on the last Valuation Date of the Plan Year (i.e., whose service has not terminated prior to the last business day of the Plan Year),

             (2) is not in active service because of termination of service during the Plan Year after attaining age 65, because of Total and Permanent Disability, or death, or, for Plan Years beginning on or after January 1, 1995, because of termination of service after meeting the age and service requirements for early retirement under the ALLTEL Corporation Pension Plan or the ALLTEL Corporation Profit-Sharing Plan (if he had been a participant thereunder), or

             (3) became ineligible by reason of transfer of employment to a Controlled Group Member that is not an Employer and who would be an Eligible Employee after such transfer of employment but for the fact that his employer is not an Employer (provided that he remains an Eligible Employee but for the fact that his employer is not an Employer or would otherwise be eligible for an allocation of the Employer Contribution as a former Eligible Employee by reason of termination of service on or after the age of 65 years, Total and Permanent Disability, death, or, for Plan Years beginning on or after January 1, 1995, meeting the age and service requirements for early retirement under the ALLTEL Corporation Pension Plan or the ALLTEL Corporation Profit-Sharing Plan (if he had been a participant thereunder).

             A Participant described in clause (3) above shall be ineligible to share in further allocations of Employer Contributions after the Plan Year in which his transfer of employment occurs unless he again becomes an Eligible Employee and an Active Participant.

             As of the last Valuation Date of each Plan Year, after making the credits or debits to Participants' Separate Accounts required by
             Section 11.07, an amount equal to the Employer Contribution(s) for the Plan Year shall be allocated and credited to the Employer Contribution Accounts of those Participants in the Plan who are eligible to share in the allocation of the Employer Contribution(s) for the Plan Year. The allocation of the Employer Contribution(s) for a Plan Year shall be in the proportion which the Matched Salary Deferral Contributions for the Plan Year made on behalf of a Participant eligible to share in the allocation of the Employer Contribution(s) for the Plan Year bear to the aggregate Matched Salary Deferral Contributions made during the Plan Year for all Participants who are eligible to share in the allocation of the Employer Contribution(s) for the Plan Year.

             Notwithstanding the foregoing, but with respect only to Plan Years beginning after December 31, 1994: If specified by the Company by written notice to the Plan Administrator with respect to any Employer Contribution under Section 13.01 before the date of payment of such Employer Contribution to the Trust, such Employer Contribution shall not be allocated and credited in the manner described in the immediately preceding paragraph, but instead shall be allocated and credited in the manner described in the immediately preceding paragraph but only to the Employer Contribution Accounts of a group of Participants otherwise eligible to share in the allocation of Employer Contribution(s) for the Plan Year, which group of Participants shall be specified in such written notice of the Company to the Plan Administrator.

             A Participant who is on an Authorized Leave of Absence on the last Valuation Date of a Plan Year or a Participant who is employed by any other member of the Controlled Group on the last Valuation Date of the Plan Year in which his employment transferred to such other member of the Controlled Group shall be deemed to be actively employed by an Employer on the last Valuation Date of such Plan Year for purposes of this Section 13.03.

13.04        Limitations on Employer Contributions

             Employer Contributions are subject to all applicable limitations contained in Article VII.

                                  ARTICLE XIV
                                 DISTRIBUTIONS


14.01        Distributions

             A Participant whose Settlement Date occurs shall receive distribution of the value of his Separate Account in a form of payment provided in Article XV as soon as reasonably practicable following the date on which his Settlement Date occurs or the date his application for distribution is filed with the Plan Administrator, if later.

14.02        Distributions to Beneficiaries

             If a Participant dies after the date distribution of his Separate Account has commenced in the form of installment payments, his Beneficiary shall receive distribution of the remainder of the installment payments beginning as soon as reasonably practicable following the Participant's date of death; except that, a Participant's Beneficiary may elect to receive a single sum payment of the Participant's remaining Separate Account in lieu of any further installment payments.

             If a Participant dies prior to the date distribution of his Separate Account has commenced, his Beneficiary shall receive distribution of the value of the Participant's Separate Account in a form of payment provided under Article XV beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Plan Administrator.

             If a Participant dies prior to the date distribution of his Separate Account has been made or commenced and distribution of his Separate Account is to be made to his surviving Spouse, distribution to the surviving Spouse must be made or commenced no later than the end of the first calendar year beginning after the Participant's death or the end of the calendar year in which the Participant would have reached age 70 1/2, whichever is later.

             If a Participant dies prior to the date distribution of his Separate Account has been made or commenced and distribution of his Separate Account is to be made to a Beneficiary who is not his surviving Spouse in a single sum payment, distribution to such Beneficiary must be made no later than the end of the fifth calendar year beginning after the Participant's death.

             If a Participant dies prior to the date distribution of his Separate Account has been made or commenced and distribution of his Separate Account is to be
             made  to  a  Beneficiary  who  is  not  his  surviving   Spouse  in
             installment payments, distribution to such Beneficiary must commence no later than the end of the first calendar year beginning after the Participant's death.

             If distribution is to be made to a Participant's surviving Spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions.

14.03        Provision Pursuant to Section 401(a)(9) of the Code

             Notwithstanding anything to the contrary contained in the Plan, a Participant's benefits shall be distributed to him not later than April 1 of the calendar year following the later of (1) the calendar year in which he attains age 70-1/2, or (2) the calendar year in which he retires provided the Participant was not a "five percent owner" (as defined in Section 416 of the Code) at any time during the five-Plan-Year period ending in the calendar year in which he attains age 70-1/2. If a Participant becomes a "five percent owner" during any subsequent Plan Year, his benefits shall be distributed to him not later than April l of the calendar year following the calendar year in which such subsequent Plan Year ends.

             Unless applicable law permits (or requires) otherwise, for Plan Years beginning on and after January 1, 1989, a Participant's benefits shall be distributed to him not later than April 1 of the calendar year following the calendar year in which he attains age 70-1/2. However, if a Participant attains age 70-1/2 by January 1, 1988 and if such Participant was not a "five percent owner" in the five-Plan-Year period ending with or within the calendar year in which he attained age 70-1/2 or any subsequent year, such Participant's benefits need not be distributed until his actual retirement.

             If  distribution  is required to commence  pursuant to this Section
             14.03 to a Participant whose service has not been terminated, distributions shall commence in a form of payment provided under
             Article XV and shall be made in accordance with Section 401(a)(9) of the Code and the regulations thereunder, the provisions of which are incorporated herein by reference.

14.04        Provision Pursuant to Section 401(a)(14) of the Code

             Unless a Participant elects a later date (subject to the provisions of Section 14.03), payments shall be made or commenced not later than sixty days after the latest of the close of the Plan Year in which:

             (1)       occurs the date on which the Participant attains age 65;

             (2) occurs the 10th anniversary of the year the Participant commenced participation in the Plan; or

             (3) the Participant's employment terminates with the Employer and all other members of the Controlled Group.

14.05        Administrative Powers Relating to Payments

             If a Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is in the opinion of the Plan Administrator unable properly to attend to his personal financial matters, the Trustee may make such payments in such of the following ways as the Plan Administrator shall direct:

             (a)       directly to such Participant or Beneficiary;

             (b) to the legal representative of such Participant or Beneficiary; or

             (c) to some relative by blood or marriage, or friend, for the benefit of such Participant or Beneficiary.

             Any payment made pursuant to this Section 14.05 shall be in complete discharge of the obligation under the Plan.

14.06        Reemployment

             If a Participant whose Settlement Date has occurred is reemployed by an Employer or any other member of the Controlled Group, he shall lose his right to any distribution or further distributions from the Trust Fund arising from his prior Settlement Date with respect to amounts other than amounts attributable to Salary
             Deferral Contributions and his interest in the Trust Fund with respect to such amounts shall thereafter be treated in the same manner as that of any other Participant whose Settlement Date has not occurred, and his prior election, if any, of a form of payment hereunder shall become ineffective. Such a Participant shall retain his right to any distribution or further distributions from the Trust Fund arising from his prior Settlement Date with respect to amounts attributable to Salary Deferral Contributions, and his prior election, if any, of a form of payment hereunder shall remain in effect with respect to such amounts.

                                   ARTICLE XV
                                FORMS OF PAYMENT

15.01        Method of Distribution

             On and after a Participant's Settlement Date, after all adjustments to his Separate Account required as of that date shall have been made, distribution of his Separate Account shall be made as soon after such date as is administratively practicable, to the Participant, or, if the Participant has died, to his Beneficiary, by any one of the following methods as elected by the Participant or, if applicable, his Beneficiary:

             (1) by payments in cash in a series of installments over a period not exceeding the life expectancy of the Participant, or the Participant's Beneficiary, if the Participant has died, or a period not exceeding the joint life and last survivor expectancy of the Participant and his Beneficiary. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Separate Account. The determination of life expectancies shall be made on the basis of the expected return multiples in Table V and VI of Section 1.72-9 of the Treasury regulations and shall be calculated once at the time installment payments begin.

             (2)       by payment in cash of a single-sum amount; or

             (3)       a combination of (1) and (2) above.

15.02        Consent and Timing

             Any distribution to the Participant that commences prior to his attainment of the age of 65 years shall require the written consent of the Participant within 90 days of the date of any such distribution if the value of the Participant's Separate Account at the time of such distribution exceeds $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to
             Section 411(a)(7)(B)(i) of the Code) (or exceeded such amount at the time of any prior distribution).

             A Participant with respect to whom there may be an allocation of Employer Contributions following the Participant's termination of service because of his retirement, death, Total and Permanent Disability, or termination of service after meeting the age and service requirements for early retirement under the ALLTEL Corporation Pension Plan or the ALLTEL Corporation Profit-Sharing Plan (if he had been a participant thereunder) (or his Beneficiary) and whose account balance exceeds $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) on the date of his termination of service (or exceeded such amount at the time of any prior distribution), shall be entitled to elect to defer any distribution until the Employer Contribution for the Plan Year that includes the date of such termination of service is made, or to elect a distribution of the Participant's Separate Account prior to the additional allocation and a subsequent distribution of any additional allocation.

             If the Participant elects and is receiving distribution in a series of cash installments, he may subsequently elect a different method that satisfies the requirements of Section 15.01 and this Section 15.02.

15.03        Notice Regarding Distribution

             Within the 60 day period ending 30 days prior to the date distribution of a Participant's Separate Account is to be made or commenced, the Plan Administrator shall provide him with a written explanation of the forms of payment available under the Plan, his right to make a direct rollover, and, except as otherwise provided in Section 15.04, the Participant's right to defer distribution of his Separate Account until a date not later than the April 1 following the close of the calendar year in which the Participant attains age 70 1/2. Notwithstanding the foregoing, distribution may be made or commenced less than 30 days after the notice required by this Section 15.03 is given to the Participant, provided that:

             (1) the Plan Administrator clearly informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision ofwhether or not to elect a distribution and, if applicable, a particular distribution option, and

             (2)       the    Participant,    after    receiving   the   notice,
                       affirmatively elects a distribution.


                                      -61-

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

15.04        Small Benefit Cash-Out

             Notwithstanding the preceding provisions of this Article XV, the Separate Account of a Participant shall be distributed in a single sum payment as soon as practicable following his separation from service with the Controlled Group if the value of his vested Separate Account as of the Valuation Date coinciding with or immediately preceding his Settlement Date is (or at the time of any prior distribution was) $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) or less; provided, however, that no such payment shall be made after benefits have commenced in installments. Notwithstanding the above, a distributee the value of whose Separate Account does not exceed $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to
             Section 411(a)(7)(B)(i) of the Code) as of the date on which he would otherwise receive distribution of such Separate Account and with respect to whom there may be an additional allocation under
             Section 13.03 following the Participant's separation from service due to retirement, death, or Total and Permanent Disability shall be entitled to elect in writing, in accordance with the procedures established by the Plan Administrator, to defer such payment or commencement of payment until the Employer Contribution for the Plan Year that includes the date of such separation from service is made, in which case the determination of the value of his Separate Account for purposes of the amount and form of distribution hereunder shall be made as of the Valuation Date as of which the Employer Contribution for the Plan Year that includes the date of such separation from service is allocated if distribution is made or commenced to the Participant prior to the next Valuation Date, and, otherwise, as of the Valuation Date coinciding with or immediately preceding the date as of which distribution is made or commenced.

15.05        Payment to Estate

             Notwithstanding any other provision of the Plan to the contrary, if a Participant's Beneficiary is his estate, the executor or other personal representative of the Participant may elect on the estate's behalf to receive any benefit which may become payable under the Plan upon the death of the Participant, or in lieu of any installment payments remaining unpaid at the death of the Participant, a single sum payment.

15.06        Direct Rollover Requirements

             (a) This Section 15.06 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this
                       Section 15.06, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

             (b)       For  purposes  of  this  Section  15.06,   the  following
                       definitions shall apply:

                       (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                       (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
                                  Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                       (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

                       (iv)       Direct  rollover:   A  direct  rollover  is  a
                                  payment by the Plan to the eligible retirement plan specified by the distributee.

15.07        Valuation Date

             A Participant's vested interest in the balance of his Separate Account shall be determined as of the Valuation Date coinciding with or immediately preceding the date as of which distribution is to be made or commenced.

15.08        Form of Election

             All elections under Article XIV and this Article XV shall be in writing on the form prescribed by the Plan Administrator from time to time and must be filed on a timely basis.

                                  ARTICLE XVI
                                    VESTING


16.01        Full Vesting

             A  Participant   shall  at  all  times  have  a  fully  vested  and
             nonforfeitable interest in his Separate Account.

16.02        Election of Former Vesting Schedule

             If the Company adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Separate Account, any Participant with three or more Years of Vesting Service shall have a right to have his vested interest in his Separate Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Separate Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section 16.02 by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Plan Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Separate Account on the effective date of such an amendment shall not be less than his vested interest in his Separate Account immediately prior to the effective date of the amendment.

                                  ARTICLE XVII
                                 BENEFICIARIES


17.01        Designation of Beneficiary

             Subject to the provisions of Section 17.02, each Participant shall have the right to designate, by filing a written designation with the Plan Administrator on such form as the Plan Administrator may prescribe, a person or persons or entity to receive any benefit which may become payable upon the death of such Participant or any installment payments remaining unpaid at the death of the Participant. A married Participant's Beneficiary shall be his Spouse, unless the Spouse has consented in the manner provided in
             Section 17.02 to the Participant's designation of a Beneficiary other than his Spouse. A non-Spouse Beneficiary designation made by a Participant and consented to by his Spouse may be revoked by the Participant in writing at any time, without the consent of his Spouse. Any new Beneficiary designation must again comply with the requirements of Section 17.02.

17.02        Spousal Consent Requirements

             Any written spousal consent given pursuant to this Article XVII shall acknowledge the effect of the action taken, shall specifically acknowledge any non-spouse Beneficiary designated by the Participant, and shall be witnessed by a Plan representative or a notary public. Such spousal consent shall be valid only with respect to the Spouse who signs the consent. Notwithstanding any other provision of the Plan to the contrary, written spousal consent shall not be required if the Participant establishes to the satisfaction of the Plan Administrator that such consent cannot be obtained because the Spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.

17.03        No Beneficiary

             If no Beneficiary has been designated pursuant to Section 17.01, if a designation is for any reason illegal or ineffective, or if no Beneficiary survives the Participant and he has no surviving Spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

17.04        Reliance

             In determining a Participant's Beneficiary, the Plan Administrator may act and rely upon any information it deems reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed by it to be genuine, and upon any evidence believed by it to be sufficient.

                                 ARTICLE XVIII
                                     LOANS


18.01        Application for Loan

             A Participant or a Beneficiary who is a party in interest may make written application to the Plan Administrator for a loan from his Separate Account. Loans shall be made in accordance with written loan rules and procedures prescribed by the Plan Administrator, which include, but are not limited to, limitations on the purposes or reasons for which a Participant or Beneficiary may be granted a loan, and which rules and procedures are hereby incorporated into and made a part of the Plan. As collateral for any loan granted hereunder, the Participant shall grant to the Plan a security interest in up to 50 percent of his vested interest under the Plan determined as of the date as of which the loan is originated in accordance with Plan provisions and, in the case of a Participant who is an active employee, also shall enter into an agreement to repay the loan by payroll withholding. No loan in excess of 50 percent of the Participant's vested interest under the Plan shall be made from the Plan. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.

             A loan shall not be granted unless the Participant consents in writing to the charging of his Separate Account in accordance with the provisions of Section 18.05 for unpaid principal and interest amounts in the event the loan is declared to be in default.

18.02        Reduction of Account Upon Distribution

             Notwithstanding any other provision of the Plan, the amount of a Participant's Separate Account that is distributable to the Participant or his Beneficiary under Article XIV or XIX shall be reduced by the portion of his vested interest that is held by the Plan as security for any loan outstanding to the Participant, provided that the reduction is used to repay the loan. If distribution is made because of the Participant's death prior to the commencement of distribution of his Separate Account and less than 100 percent of the Participant's vested interest in his Separate Account (determined without regard to the preceding sentence) is payable to his surviving spouse, then the balance of the Participant's vested interest in his Separate Account shall be adjusted by reducing the vested account balance by the amount of the security used to repay the loan, as provided in the preceding sentence, prior to determining the amount of the benefit payable to the surviving spouse.

18.03        Requirements to Prevent a Taxable Distribution

             Notwithstanding any other provision of the Plan to the contrary, the following terms and conditions shall apply to any loan made to a Participant under this Article XVIII:

             (a) The interest rate on any loan to a Participant shall be a reasonable interest rate commensurate with current interest rates charged for loans made under similar circumstances by persons in the business of lending money.

             (b) The amount of any loan to a Participant (when added to the outstanding balance of all other loans to the Participant from the Plan or any other plan maintained by an Employer or a Related Company) shall not exceed the lesser of:

                       (i) $50,000, reduced by the highest outstanding balance of any other loan to the Participant from the Plan or any other plan maintained by an Employer or a Related Company during the preceding 12-month period; or

                       (ii) 50 percent of the vested portions of the Participant's Separate Account and his vested interest under all other plans maintained by an Employer or a Related Company.

             (c) The term of any loan to a Participant shall be no greater than five years, except in the case of a loan used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

             (d) Except as otherwise permitted under Treasury regulations, substantially level amortization shall be required over the term of the loan with payments made not less frequently than quarterly.

18.04        Administration of Loans

             Any loan approved by the Plan Administrator shall be an ear-marked investment of the Participant's Separate Account. All principal and interest paid by the Participant on a loan made under this Article XVIII shall be deposited to his Separate Account and shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election.

18.05        Default

             If a Participant fails to make or cause to be made, any payment required under the terms of the loan within 60 days following the date on which such payment shall become due, the Plan Administrator may direct the Trustee to declare the loan to be in default, and the entire unpaid balance of such loan, together with accrued interest, shall be immediately due and payable. In any such event, if such balance and interest thereon is not then paid, the Trustee shall charge the Separate Account of the borrower with the amount of such balance and interest as of the earliest date a distribution may be made from the Plan to the borrower without adversely affecting the tax qualification of the Plan or of the cash or deferred arrangement.

                                  ARTICLE XIX
                             IN-SERVICE WITHDRAWALS

19.01        Withdrawals While Still Employed

             A Participant may, while still employed by a member of the Controlled Group, make certain withdrawals from his Separate Account, subject to the following restrictions:

             (1) Withdrawals may be made only as of a Valuation Date after all adjustments have been made to the accounts.

             (2) All withdrawals are subject to the Participant having filed a written application with the Plan Administrator at least such number of days prior to the date on which the withdrawal is to be made as the Plan Administrator shall prescribe.

             (3) All withdrawals shall be in the form of a single-sum cash payment and the amounts withdrawn shall be debited from the Participant's Separate Account as of the date the payment is made.

             (4) A Participant may make a withdrawal from his Salary Deferral Contribution Account and/or Employer Contribution Account only in the event that he furnishes satisfactory evidence to the Plan Administrator that the withdrawal is to alleviate his financial hardship and is for one of the following reasons:

                       (a) expenses previously incurred by or necessary to obtain for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) medical care described in Section 213(d) of the Code;

                       (b)        costs   directly   related  to  the   purchase
                                  (excluding mortgage payments) of a principal residence for the Participant;

                       (c) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or any dependent of the Participant; or

                       (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

             (5) For the purpose of (4) above, financial hardship shall mean an immediate and heavy financial need that cannot be met from other resources of the Participant. A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of the Participant if all of the following requirements are satisfied:

                       (a) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

                       (b) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all of the plans maintained by the Employer and all other members of the Controlled Group;

                       (c) the Participant's Salary Deferral Contributions under the Plan and his employee elective contributions and employee contributions, other than mandatory employee contributions to a Defined Benefit Plan, under all other Employer maintained qualified and nonqualified plans of deferred compensation, except health or welfare benefit plans, are suspended for 12 months after receipt of the hardship distribution; and

                       (d) the Participant's Salary Deferral Contributions for the Participant's taxable year Immediately following the taxable year of the hardship distribution may not exceed the applicable limit under Section 402(g) of the Internal Revenue Code for such next taxable year less the amount of his Salary Deferral Contributions for the taxable year of the hardship distribution.

             (6) The amount that a Participant may withdraw from his Salary Deferral Contribution Account on and after January 1, 1989 shall not exceed the excess, if any, of (a) the sum of (i) the net credit balance in his Salary Deferral Contribution Account as of December 31, 1988 and (ii) the aggregate of his Salary Deferral Contributions to the Plan on and after January 1, 1989 over (b) the withdrawals on and after January 1, 1989 from his Salary Deferral Contribution Account and shall exclude any amount invested in the Special Loan Investment Fund.

             (7) The amount that a Participant may withdraw from his Employer Contribution Account shall not exceed the net credit balance in such account as of the effective date of the withdrawal, exclusive of amounts attributable to Employer Contributions made to the Plan for periods after December 31, 1994.

             (8) The Plan Administrator shall establish such rules and give such directions to the Trustee as shall be appropriate to effectuate the withdrawal in accordance with the terms hereof.

             (9) In the event that a Participant has an outstanding loan at the time of his withdrawal, the amount of the withdrawal may not exceed the excess of (a) the amount which he would otherwise be entitled to withdraw over (b) the amount of any outstanding loan.

             (10) Any withdrawal made under this Section 19.01 shall be made first from any voluntary after-tax contributions that the Participant may have made to a Prior Plan, then from any rollover contributions eligible for withdrawal for reasons other than hardship that the Participant may have made to a Prior Plan, then from amounts attributable to Employer Contributions made prior to January 1, 1995, then from any other amounts eligible for withdrawal (including hardship withdrawals), and then from amounts attributable to Salary Deferral Contributions.

             In the event that the actual date of payment of the amount of the withdrawal from a Participant's Separate does not coincide with a Valuation Date, the amounts credited to his subaccounts in the applicable Investment Fund or Funds shall be adjusted, on the basis of a policy established with respect to each Investment Fund by the Plan Administrator (which policy may be changed with respect to each such fund from time to time for application in the future), based upon the latest data available to the Plan Administrator immediately prior to its authorization of such payment, to reflect investment gains or losses in the funds credited to his sub-accounts in the applicable Investment Fund or Funds since the last Valuation Date.

19.02        Certain Other Withdrawals

             If a Participant has a termination of employment with all members of the Controlled Group, but has not had a separation from service permitting distribution under the Plan, the Participant may apply for a withdrawal under the terms and conditions specified in
             Section 19.01 (without regard to the requirement that the Participant be employed by a member of the Controlled Group).

                                   ARTICLE XX
                     MERGER OF CERTAIN PLANS INTO THE PLAN


20.01        In General

             This Article XX contains special provisions regarding Prior Plans that have been merged into the Plan from time to time. Except as may be expressly provided elsewhere in this Article XX, the forms of payment or other rights available under a Prior Plan that may not be eliminated under Section 411(d)(6) of the Code shall be available under the Plan solely with respect to a Participant's interest under a Prior Plan and not to the Participant's interest under the Plan determined without regard to this Article XX. A Participant may, however, elect to receive his entire interest under the Plan in a form of payment provided under Article XV.

20.02        Merger of CP National Corporation Incentive Thrift Savings Plan

             (a) Effective as of the beginning of business on January 1, 1995, the CP National Corporation Incentive Thrift Savings Plan (the "CPN Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the CPN Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after January 1, 1995, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the CPN Plan of all persons, to the extent not inconsistent with any provision of the CPN Plan that may not be eliminated under Section 411(d)(6) of the Code.

             (b) As of January 1, 1995, Separate Accounts shall be established in accordance with the provisions of Section
                       11.08 in the name of each person who as of the close of business on December 31, 1994 was a participant or beneficiary with an interest under the CPN Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after January 1, 1995 in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the CPN Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the CPN Plan as certified to the Plan Administrator by the plan administrator of the CPN Plan.

             20.03 Merger of Houston Wire & Cable Company Combination Profit Sharing and Salary Deferral Plan

             (a) Effective as of the beginning of business on January 1, 1995, the Houston Wire & Cable Company Combination Profit Sharing and Salary Deferral Plan (the "HWC Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the HWC Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after January 1, 1995, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the HWC Plan of all persons, to the extent not inconsistent with any provision of the HWC Plan that may not be eliminated under Section 411(d)(6) of the Code.

             (b) As of January 1, 1995, Separate Accounts shall be established in accordance with the provisions of Section
                       11.08 in the name of each person who as of the close of business on December 31, 1994 was a participant or beneficiary with an interest under the HWC Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after January 1, 1995 in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the HWC Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the HWC Plan as certified to the Plan Administrator by the plan administrator of the HWC Plan.

20.04        Merger of Computer Power, Inc. Retirement Savings Plan

             (a) Effective as of the beginning of business on January 1, 1995, the Computer Power, Inc. Retirement Savings Plan (the "CPI Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the CPI Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after January 1, 1995, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the CPI Plan of all persons, to the extent not inconsistent with any provision of the CPI Plan that may not be eliminated under Section 411(d)(6) of the Code.

             (b) As of January 1, 1995, Separate Accounts shall be established in accordance with the provisions of Section
                       11.08 in the name of each person who as of the close of business on December 31, 1994 was a participant or beneficiary with an interest under the CPI Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after January 1, 1995, in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the CPI Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the CPI Plan as certified to the Plan Administrator by the plan administrator of the CPI Plan.

                                  ARTICLE XXI
                     SPECIAL PROVISIONS AND EFFECTIVE DATES


21.01        Effective Date

             This amended and restated Plan is effective as of January 1, 1994, but with respect only to Participants whose employment terminates on or after January 1, 1994, except as may otherwise be provided herein.

21.02        Tax Reform Act of 1986 Effective Dates

             With respect to any change made to the Plan to satisfy the provisions of the Tax Reform Act of 1986 and any subsequent legislation, including any regulations, rulings, or other published guidance, such change shall be effective on the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provisions.


EXECUTED this 29th day of December, 1994.


                               ALLTEL CORPORATION


                              By   /s/ John L. Comparin
                                   Title: Vice President - Human Resources